MERRILL LYNCH
GLOBAL
TECHNOLOGY
FUND, INC.



FUND LOGO



Semi-Annual Report

September 30, 2000



This report is not authorized for use as an offer of sale or solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
Statements and other information herein are as dated and are subject to change.




Merrill Lynch
Global Technology Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.


Portfolio
Information
As of 9/30/00

Ten Largest Industries                    Percent of
Represented in the Portfolio              Net Assets

Software                                    18.8%
Semiconductors                              16.7
Optical Components & Networking             11.5
Contract Manufacturers                      10.2
Internet                                     9.9
Data Communications                          5.4
Computer Systems                             5.3
Semiconductor Equipment                      4.8
Telecommunications                           4.7
Peripherals                                  3.0



Ten Largest Holdings                      Percent of
Represented in the Portfolio              Net Assets

Flextronics International Ltd.               3.6%
EMC Corporation                              3.4
Cisco Systems, Inc.                          3.1
PMC-Sierra, Inc.                             3.1
CIENA Corporation                            3.0
VERITAS Software Corporation                 2.5
VeriSign, Inc.                               2.5
Nortel Networks Corporation                  2.5
JDS Uniphase Corporation                     2.4
Applied Materials, Inc.                      2.4




Merrill Lynch Global Technology Fund, Inc., September 30, 2000


DEAR SHAREHOLDER

For the six months ended September 30, 2000, Merrill Lynch Global Technology Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of -11.36%, -11.81%, -11.85% and -11.49%, respectively. (Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.) The Fund's performance compared favorably relative to the -19.6% return for the NASDAQ Composite Index and the -13.8% decline for the Merrill Lynch 100 Technology Index (MLO), an unmanaged benchmark of the world's top technology companies. For the same period, the average return of the 218 funds (including multiple share classes) included in the Lipper Science and Technology Index was -12.8%.

On an industry basis, we posted the strongest gains in the period as compared to the MLO by maintaining relative overweighted positions in contract manufacturers and optical components and networking, and by keeping an underweighted position in personal computers. Detrimental to relative performance was the Fund's overweighted positions in the Internet and semiconductor equipment sector and its underweighted position in the information technology (IT) services space.

The Fund's superior stock selection in computer systems, contract manufacturers, semiconductors, software and telecommunications equipment was most beneficial to relative performance. The strongest individual performers included EMC Corporation (computer systems), Flextronics International Ltd. (contract manufacturing), Applied Micro Circuits Corporation (semiconductors), Siebel Systems, Inc. (software), and Juniper Networks, Inc. (telecommunications equipment). We held each of these stocks for the entire six-month period, with the exception of Applied Micro Circuits, which we purchased in early May. Detrimental to performance was the Fund's stock selection in data communications, optical components and networking and IT services.

The first quarter of 2000 saw technology markets reach unprecedented highs as year 2000-related fears proved unfounded. However, positive investor sentiment began to wane in late March as several noted Wall Street strategists began to question the lofty stock valuations. Once popular Internet stocks were trampled. What followed was the worst NASDAQ correction since the 1970s. Market performance has since been extremely volatile, with little indication of either a broad upward or downward trend.

We believe that the NASDAQ correction has been mostly in response to a negative shift in investor sentiment and not in response to much deterioration in the fundamentals of most technology companies. Based on this belief, we used the crisis to trim from the Fund any positions in second tier names, even occasionally at a loss, in order to restructure the portfolio to enhance its bounce more quickly when investor interest in technology returns. We believe that when positive sentiment returns, those stocks with proven business models and established market leadership will be the first to benefit.

Given the continued market volatility, we have been wary about initiating new positions or adding to existing stocks and have maintained a relatively high cash position (6.7% of net assets as of September 30, 2000). We believe that fundamentals remain strong in the technology sector, so we continue to be bullish over the long term. However, we are cautious over the near term, and believe that there will be more market volatility. We do believe that technology stocks will outperform the broader markets again in 2000, but that much of these gains will come on the seasonal strength late in the fourth quarter.

In Conclusion
We thank you for your continued investment in Merrill Lynch Global Technology Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Paul G. Meeks)
Paul G. Meeks
Senior Vice President and
Portfolio Manager



November 1, 2000



PROXY RESULTS

During the six-month period ended September 30, 2000, Merrill Lynch Global Technology Fund, Inc.'s shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on July 25, 2000. The description of each proposal and number of shares voted are as follows:

                                                                                                 Shares Voted
                                                                                                     For
1. To elect the Fund's Board of Directors:          Terry K. Glenn                               123,182,832
                                                    Ronald W. Forbes                             123,152,888
                                                    Cynthia A. Montgomery                        123,183,847
                                                    Charles C. Reilly                            123,126,332
                                                    Kevin A. Ryan                                123,167,858
                                                    Roscoe S. Suddarth                           123,173,412
                                                    Richard R. West                              123,100,896
                                                    Arthur Zeikel                                123,071,588
                                                    Edward D. Zinbarg                            123,145,590

                                                                              Shares Voted      Shares Voted      Shares Voted
                                                                                  For             Against           Abstain
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                          119,791,458         1,338,525        4,736,506

3. To permit the conversion of the Fund to "master/feeder" structure.         111,780,928         5,640,122        8,445,439


Merrill Lynch Global Technology Fund, Inc., September 30, 2000



PERFORMANCE DATA

About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Aggregate Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent
Performance
Results*
                                                       6 Month            12 Month        Since Inception
As of September 30, 2000                             Total Return       Total Return        Total Return
ML Global Technology Fund, Inc. Class A Shares          -11.36%            +61.62%            +164.24%
ML Global Technology Fund, Inc. Class B Shares          -11.81             +59.99             +158.22
ML Global Technology Fund, Inc. Class C Shares          -11.85             +59.92             +158.12
ML Global Technology Fund, Inc. Class D Shares          -11.49             +61.17             +162.70

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
 Fund commenced operations on 6/26/98.



Average Annual
Total Return

                                     % Return Without % Return With
Class A Shares*                        Sales Charge    Sales Charge**

One Year Ended 9/30/00                    +61.62%        +53.13%
Inception (6/26/98) through 9/30/00       +53.63         +50.01

 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                         % Return        % Return
Class B Shares*                        Without CDSC     With CDSC**

One Year Ended 9/30/00                    +59.99%        +55.99%
Inception (6/26/98) through 9/30/00       +52.07         +51.55

 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
Class C Shares*                        Without CDSC    With CDSC**

One Year Ended 9/30/00                    +59.92%        +58.92%
Inception (6/26/98) through 9/30/00       +52.05         +52.05

 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
Class D Shares*                        Sales Charge    Sales Charge**

One Year Ended 9/30/00                    +61.17%        +52.71%
Inception (6/26/98) through 9/30/00       +53.23         +49.63

 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Global Technology Fund, Inc., September 30, 2000

SCHEDULE OF INVESTMENTS                                                                                        (in US dollars)
                                    Shares                                                                          Percent of
COUNTRY      Industries              Held                   Stocks                         Cost            Value    Net Assets
Bermuda      Telecommunications    1,137,600  ++Global Crossing Ltd.                 $   35,782,235   $   35,265,600    1.0%

                                                Total Investments in Bermuda             35,782,235       35,265,600    1.0


Canada       Contract              1,245,200  ++Celestica Inc.                           35,173,327       86,230,100    2.3
             Manufacturers         1,523,700    Nortel Networks Corporation              48,063,237       90,755,381    2.5
             Optical Components
             & Networking

                                                Total Investments in Canada              83,236,564      176,985,481    4.8


Finland      Telecommunications    1,632,800    Nokia Oyj 'A' (ADR)*                     25,120,266       65,005,850    1.8
             Equipment

                                                Total Investments in Finland             25,120,266       65,005,850    1.8


Netherlands  Semiconductor           840,100  ++ASM Lithography Holding NV
             Equipment                          (NY Registered Shares)                   33,236,624       27,145,731    0.7

                                                Total Investments in the Netherlands     33,236,624       27,145,731    0.7


Singapore    Contract              1,628,400  ++Flextronics International Ltd.           28,065,221      133,630,575    3.6
             Manufacturers

                                                Total Investments in Singapore           28,065,221      133,630,575    3.6


Taiwan       Semiconductors        1,167,284  ++Taiwan Semiconductor Manufacturing
                                                Company Ltd. (ADR)*                      27,910,929       23,783,412    0.7

                                                Total Investments in Taiwan              27,910,929       23,783,412    0.7


United       Computer Systems      1,240,000  ++EMC Corporation                          14,120,032      122,915,000    3.4
States                               604,300  ++Sun Microsystems, Inc.                   12,148,617       71,080,788    1.9
                                                                                     --------------   --------------  ------
                                                                                         26,268,649      193,995,788    5.3

             Contract              1,108,000  ++Jabil Circuit, Inc.                       9,404,708       62,879,000    1.7
             Manufacturers           691,100  ++Sanmina Corporation                      26,092,451       64,704,237    1.8
                                     631,500  ++Solectron Corporation                    30,042,350       29,127,938    0.8
                                                                                     --------------   --------------  ------
                                                                                         65,539,509      156,711,175    4.3

             Data                     35,800  ++Avici Systems Inc.                        1,109,800        3,398,762    0.1
             Communications        2,064,700  ++Cisco Systems, Inc.                      67,067,319      114,074,675    3.1
                                     376,700  ++Juniper Networks, Inc.                   32,667,407       82,497,300    2.2
                                                                                     --------------   --------------  ------
                                                                                        100,844,526      199,970,737    5.4

             Internet              1,332,400  ++America Online, Inc.                     57,295,545       71,616,500    1.9
                                     938,600  ++eBay Inc.                                76,453,299       64,528,750    1.8
                                     906,400  ++Exodus Communications, Inc.               4,904,060       44,810,150    1.2
                                     440,000  ++Gemstar-TV Guide International,
                                                Inc.                                     29,444,279       38,362,500    1.0
                                     456,000  ++InfoSpace.com, Inc.                      32,502,230       13,765,500    0.4
                                     534,300  ++Inktomi Corporation                      35,030,248       60,910,200    1.7
                                     265,400  ++TMP Worldwide Inc.                       20,659,454       21,232,000    0.6
                                     544,000  ++Yahoo! Inc.                              64,731,227       49,674,000    1.3
                                                                                     --------------   --------------  ------
                                                                                        321,020,342      364,899,600    9.9

             Optical Components      891,800  ++CIENA Corporation                        96,806,405      109,468,450    3.0
             & Networking            191,000    Corning Incorporated                     41,159,510       56,727,000    1.5
                                     211,800  ++Corvis Corporation                       10,302,845       13,012,462    0.4
                                      13,600  ++Exfo Electro-Optical Engineering
                                                Inc.                                        353,600          592,450    0.0
                                     934,200  ++JDS Uniphase Corporation                 23,333,350       88,398,675    2.4
                                     260,000  ++Redback Networks Inc.                    35,541,002       42,818,750    1.2
                                      63,000  ++SDL Inc.                                 20,912,390       19,514,250    0.5
                                      32,300  ++Stratos Lightwave, Inc.                     678,300        1,045,712    0.0
                                                                                     --------------   --------------  ------
                                                                                        229,087,402      331,577,749    9.0

             Peripherals             146,000  ++Brocade Communications Systems, Inc.     19,300,514       34,474,250    0.9
                                      61,800  ++Inrange Technologies Corporation
                                                (Class B)                                   988,800        3,275,400    0.1
                                     567,800  ++Network Appliance, Inc.                   5,614,222       72,323,525    2.0
                                                                                     --------------   --------------  ------
                                                                                         25,903,536      110,073,175    3.0

             Personal Computers      755,650  ++Dell Computer Corporation                27,929,760       23,236,237    0.6

             Semiconductor         1,484,500  ++Applied Materials, Inc.                  68,702,553       87,956,625    2.4
             Equipment               847,900  ++KLA-Tencor Corporation                   32,101,146       34,922,881    0.9
                                     818,100  ++Teradyne, Inc.                           32,497,447       28,633,500    0.8
                                                                                     --------------   --------------  ------
                                                                                        133,301,146      151,513,006    4.1

             Semiconductors        1,388,000  ++Altera Corporation                       21,085,455       66,277,000    1.8
                                     269,000  ++Applied Micro Circuits Corporation       28,558,523       55,683,000    1.5
                                     150,000  ++Broadcom Corporation (Class A)            6,913,705       36,562,500    1.0
                                     880,000  ++Cypress Semiconductor Corporation        37,707,252       36,575,000    1.0
                                     630,000  ++Intersil Holding Corporation             27,035,990       31,421,250    0.9
                                   1,000,000  ++Maxim Integrated Products, Inc.          15,549,495       80,437,500    2.2
                                     528,000  ++PMC-Sierra, Inc.                         31,155,338      113,652,000    3.1
                                     901,200  ++Vitesse Semiconductor Corporation        28,844,529       80,094,150    2.2
                                   1,002,000  ++Xilinx, Inc.                             14,870,648       85,984,125    2.3
                                                                                     --------------   --------------  ------
                                                                                        211,720,935      586,686,525   16.0

             Software                553,100  ++Amdocs Limited                           41,451,954       34,499,612    0.9
                                     248,900  ++Ariba, Inc.                              35,051,676       35,654,925    1.0
                                     599,800  ++BEA Systems, Inc.                        41,342,709       46,709,425    1.3
                                   1,041,800  ++Commerce One, Inc.                       75,502,082       81,781,300    2.2
                                     326,400  ++Mercury Interactive Corp.                38,480,489       51,163,200    1.4
                                     878,800  ++Oracle Corporation                       42,109,849       69,205,500    1.9
                                     300,000  ++Portal Software, Inc.                    21,435,789       11,962,500    0.3
                                     439,800  ++Siebel Systems, Inc.                     17,397,574       48,927,750    1.3
                                     647,700  ++TIBCO Software Inc.                      31,996,007       54,649,688    1.5
                                     652,900  ++VERITAS Software Corporation              9,732,711       92,956,638    2.5
                                     455,480  ++VeriSign, Inc.                           73,529,477       92,263,168    2.5
                                     628,600  ++webMethods, Inc.                         60,981,540       72,289,000    2.0
                                                                                     --------------   --------------  ------
                                                                                        489,011,857      692,062,706   18.8



Merrill Lynch Global Technology Fund, Inc., September 30, 2000


SCHEDULE OF INVESTMENTS (concluded)                                                                           (in US dollars)
                                    Shares                                                                         Percent of
COUNTRY      Industries              Held                   Stocks                         Cost            Value   Net Assets
United       Telecommunications      701,000  ++Comverse Technology, Inc.            $   62,467,446   $   75,708,000    2.1%
States                             1,215,000  ++Metromedia Fiber Network, Inc.
(concluded)                                     (Class A)                                40,907,974       29,463,750    0.8
                                     639,000  ++Nextel Communications, Inc.
                                                (Class A)                                38,876,712       29,873,250    0.8
                                                                                     --------------   --------------  ------
                                                                                        142,252,132      135,045,000    3.7

             Telecommunications      738,771    Motorola, Inc.                           16,910,428       20,870,281    0.6
             Equipment

                                                Total Investments in the
                                                United States                         1,789,790,222    2,966,641,979   80.7

                                                Total Investments in Stocks           2,023,142,061    3,428,458,628   93.3


SHORT-TERM                          Face
SECURITIES                         Amount                  Issue

             Commercial          $20,000,000    AEP Inc., 6.50% due 10/27/2000           19,902,500       19,902,500    0.5
             Paper**              25,000,000    Gannett Company, 6.49% due
                                                10/05/2000                               24,977,465       24,977,465    0.7
                                  65,756,000    General Motors Acceptance Corp.,
                                                6.75% due 10/02/2000                     65,731,342       65,731,342    1.8
                                  25,000,000    Newell Rubbermaid Inc., 6.48% due
                                                10/24/2000                               24,892,000       24,892,000    0.7
                                  30,000,000    Target Corporation, 6.49% due
                                                10/02/2000                               29,989,183       29,989,183    0.8
                                                                                     --------------   --------------  ------
                                                                                        165,492,490      165,492,490    4.5

             US Government        58,000,000    Federal Home Loan Banks, 6.42% due
             Agency Obligations**               10/20/2000                               57,793,444       57,793,444    1.6

                                                Freddie Mac Participation
                                                Certificates:
                                  20,000,000      6.41% due 10/03/2000                   19,989,317       19,989,317    0.5
                                  55,000,000      6.44% due 10/24/2000                   54,763,867       54,763,867    1.5
                                                                                     --------------   --------------  ------
                                                                                        132,546,628      132,546,628    3.6


             Total Investments in Short-Term Securities                                 298,039,118      298,039,118    8.1
                                                                                     --------------
             Total Investments                                                       $2,321,181,179    3,726,497,746  101.4
                                                                                     ==============
             Liabilities in Excess of Other Assets                                                       (51,207,407)  (1.4)
                                                                                                      --------------  ------
             Net Assets                                                                               $3,675,290,339  100.0%
                                                                                                      ==============  ======


            *American Depositary Receipts (ADR).
           **Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
           ++Non-income producing security.

             See Notes to Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES
                    As of September 30, 2000
Assets:             Investments, at value (identified cost--$2,321,181,179)                               $3,726,497,746
                    Cash                                                                                             293
                    Receivables:
                      Securities sold                                                    $   11,164,074
                      Capital shares sold                                                     3,984,709
                      Dividends                                                                  29,551       15,178,334
                                                                                         --------------
                    Deferred organization expenses                                                                47,827
                    Prepaid registration fees and other assets                                                   127,588
                                                                                                          --------------
                    Total assets                                                                           3,741,851,788
                                                                                                          --------------

Liabilities:        Payables:
                      Securities purchased                                                   56,458,175
                      Capital shares redeemed                                                 4,633,166
                      Investment adviser                                                      2,841,058
                      Distributor                                                             2,084,350       66,016,749
                                                                                         --------------
                    Accrued expenses                                                                             544,700
                                                                                                          --------------
                    Total liabilities                                                                         66,561,449
                                                                                                          --------------

Net Assets:         Net assets                                                                            $3,675,290,339
                                                                                                          ==============

Net Assets          Class A Shares of Common Stock, $.10 par value,
Consist of:         100,000,000 shares authorized                                                         $    3,240,382
                    Class B Shares of Common Stock, $.10 par value,
                    200,000,000 shares authorized                                                              7,832,379
                    Class C Shares of Common Stock, $.10 par value,
                    100,000,000 shares authorized                                                              1,671,686
                    Class D Shares of Common Stock, $.10 par value,
                    100,000,000 shares authorized                                                              1,824,488
                    Paid-in capital in excess of par                                                       2,236,463,592
                    Accumulated investment loss--net                                                         (24,423,413)
                    Undistributed realized capital gains on investments--net                                  43,364,658
                    Unrealized appreciation on investments--net                                            1,405,316,567
                                                                                                          --------------
                    Net assets                                                                            $3,675,290,339
                                                                                                          ==============

Net Asset           Class A--Based on net assets of $828,487,866 and
Value:              32,403,824 shares outstanding                                                         $        25.57
                                                                                                          ==============
                    Class B--Based on net assets of $1,963,424,305 and
                    78,323,788 shares outstanding                                                         $        25.07
                                                                                                          ==============
                    Class C--Based on net assets of $418,989,813 and
                    16,716,855 shares outstanding                                                         $        25.06
                                                                                                          ==============
                    Class D--Based on net assets of $464,388,355 and
                    18,244,877 shares outstanding                                                         $        25.45
                                                                                                          ==============

                    See Notes to Financial Statements.


Merrill Lynch Global Technology Fund, Inc., September 30, 2000

STATEMENT OF OPERATIONS
                    For the Six Months Ended September 30, 2000
Investment          Interest and discount earned                                                          $    7,444,524
Income:             Dividends (net of $10,430 foreign withholding tax)                                           247,593
                    Other                                                                                        164,522
                                                                                                          --------------
                    Total income                                                                               7,856,639
                                                                                                          --------------

Expenses:           Investment advisory fees                                             $   17,406,111
                    Account maintenance and distribution fees--Class B                        9,802,371
                    Account maintenance and distribution fees--Class C                        2,038,311
                    Transfer agent fees--Class B                                                979,276
                    Account maintenance fees--Class D                                           554,195
                    Transfer agent fees--Class A                                                337,345
                    Registration fees                                                           242,552
                    Transfer agent fees--Class C                                                219,421
                    Transfer agent fees--Class D                                                186,886
                    Accounting services                                                         134,429
                    Printing and shareholder reports                                             91,771
                    Custodian fees                                                               91,442
                    Professional fees                                                            57,445
                    Amortization of organization expenses                                        20,930
                    Directors' fees and expenses                                                 18,849
                    Pricing fees                                                                  1,413
                    Other                                                                        97,305
                                                                                         --------------
                    Total expenses                                                                            32,280,052
                                                                                                          --------------
                    Investment loss--net                                                                     (24,423,413)
                                                                                                          --------------

Realized &          Realized gain from investments--net                                                       46,216,465
Unrealized          Change in unrealized appreciation on investments--net                                   (486,629,318)
Gain (Loss) on                                                                                            --------------
Investments--Net:   Net Decrease in Net Assets Resulting from Operations                                  $ (464,836,266)
                                                                                                          ==============

                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                         For the Six          For the
                                                                                         Months Ended       Year Ended
                                                                                        September 30,        March 31,
                    Increase (Decrease) in Net Assets:                                       2000               2000
Operations:         Investment loss--net                                                 $  (24,423,413)  $  (28,618,469)
                    Realized gain on investments and foreign currency
                    transactions--net                                                        46,216,465      228,978,687
                    Change in unrealized appreciation on investments--net                  (486,629,318)   1,487,066,703
                                                                                         --------------   --------------
                    Net increase (decrease) in net assets resulting from
                    operations                                                             (464,836,266)   1,687,426,921
                                                                                         --------------   --------------

Distributions to    Realized gain on investments--net:
Shareholders:         Class A                                                               (26,269,280)              --
                      Class B                                                               (57,661,598)              --
                      Class C                                                               (11,994,247)              --
                      Class D                                                               (13,975,841)              --
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from distributions
                    to shareholders                                                        (109,900,966)              --
                                                                                         --------------   --------------

Capital Share       Net increase in net assets from capital share transactions              241,040,132    1,472,496,394
Transactions:                                                                            --------------   --------------

Net Assets:         Total increase (decrease) in net assets                                (333,697,100)   3,159,923,315
                    Beginning of period                                                   4,008,987,439      849,064,124
                                                                                         --------------   --------------
                    End of period                                                        $3,675,290,339   $4,008,987,439
                                                                                         ==============   ==============

                    See Notes to Financial Statements.


Merrill Lynch Global Technology Fund, Inc., September 30, 2000

FINANCIAL HIGHLIGHTS
                                                                                            Class A
The following per share data and ratios have been derived from                For the Six      For the      For the Period
information provided in the financial statements.                             Months Ended    Year Ended   June 26, 1998++
                                                                             September 30,    March 31,      to March 31,
Increase (Decrease) in Net Asset Value:                                         2000++++       2000++++          1999
Per Share           Net asset value, beginning of period                      $     29.81    $     13.59     $     10.00
Operating                                                                     -----------    -----------     -----------
Performance:        Investment loss--net                                             (.08)          (.16)           (.05)
                    Realized and unrealized gain (loss) on
                    investments and foreign currency transactions--net              (3.31)         16.38            3.64
                                                                              -----------    -----------     -----------
                    Total from investment operations                                (3.39)         16.22            3.59
                                                                              -----------    -----------     -----------
                    Less distributions from realized gain on
                    investments--net                                                 (.85)            --              --
                                                                              -----------    -----------     -----------
                    Net asset value, end of period                            $     25.57    $     29.81     $     13.59
                                                                              ===========    ===========     ===========

Total Investment    Based on net asset value per share                            (11.36%)+++    119.35%          35.90%+++
Return:**                                                                     ===========    ===========     ===========

Ratios to Average   Expenses                                                        1.09%*         1.11%           1.25%*
Net Assets:                                                                   ===========    ===========     ===========
                    Investment loss--net                                            (.66%)*        (.70%)          (.74%)*
                                                                              ===========    ===========     ===========

Supplemental        Net assets, end of period (in thousands)                  $   828,488    $   853,810     $    41,382
Data:                                                                         ===========    ===========     ===========
                    Portfolio turnover                                             39.38%         60.03%          49.72%
                                                                              ===========    ===========     ===========

                                                                                               Class B
The following per share data and ratios have been derived from                For the Six      For the      For the Period
information provided in the financial statements.                             Months Ended    Year Ended   June 26, 1998++
                                                                             September 30,    March 31,      to March 31,
Increase (Decrease) in Net Asset Value:                                         2000++++       2000++++          1999
Per Share           Net asset value, beginning of period                      $     29.28    $     13.48     $     10.00
Operating                                                                     -----------    -----------     -----------
Performance:        Investment loss--net                                             (.21)          (.35)           (.13)
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net                          (3.25)         16.15            3.61
                                                                              -----------    -----------     -----------
                    Total from investment operations                                (3.46)         15.80            3.48
                                                                              -----------    -----------     -----------
                    Less distributions from realized gain on
                    investments--net                                                 (.75)            --              --
                                                                              -----------    -----------     -----------
                    Net asset value, end of period                            $     25.07    $     29.28     $     13.48
                                                                              ===========    ===========     ===========

Total Investment    Based on net asset value per share                            (11.81%)+++    117.21%          34.80%+++
Return:**                                                                     ===========    ===========     ===========

Ratios to Average   Expenses                                                        2.11%*         2.13%           2.27%*
Net Assets:                                                                   ===========    ===========     ===========
                    Investment loss--net                                           (1.67%)*       (1.75%)         (1.76%)*
                                                                              ===========    ===========     ===========

Supplemental        Net assets, end of period (in thousands)                  $ 1,963,424    $ 2,234,836      $  565,111
Data:                                                                         ===========    ===========     ===========
                    Portfolio turnover                                             39.38%         60.03%          49.72%
                                                                              ===========    ===========     ===========

                                                                                               Class C
The following per share data and ratios have been derived from                For the Six      For the      For the Period
information provided in the financial statements.                             Months Ended    Year Ended   June 26, 1998++
                                                                             September 30,    March 31,      to March 31,
Increase (Decrease) in Net Asset Value:                                         2000++++       2000++++          1999
Per Share           Net asset value, beginning of period                      $     29.28    $     13.48     $     10.00
Operating                                                                     -----------    -----------     -----------
Performance:        Investment loss--net                                             (.21)          (.35)           (.13)
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net                          (3.26)         16.15            3.61
                                                                              -----------    -----------     -----------
                    Total from investment operations                                (3.47)         15.80            3.48
                                                                              -----------    -----------     -----------
                    Less distributions from realized gain on
                    investments--net                                                 (.75)            --              --
                                                                              -----------    -----------     -----------
                    Net asset value, end of period                            $     25.06    $     29.28     $     13.48
                                                                              ===========    ===========     ===========

Total Investment    Based on net asset value per share                            (11.85%)+++    117.21%          34.80%+++
Return:**                                                                     ===========    ===========     ===========

Ratios to Average   Expenses                                                        2.11%*         2.14%           2.28%*
Net Assets:                                                                   ===========    ===========     ===========
                    Investment loss--net                                           (1.68%)*       (1.76%)         (1.76%)*
                                                                              ===========    ===========     ===========

Supplemental        Net assets, end of period (in thousands)                  $   418,990    $   446,669     $   127,461
Data:                                                                         ===========    ===========     ===========
                    Portfolio turnover                                             39.38%         60.03%          49.72%
                                                                              ===========    ===========     ===========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Commencement of operations.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Global Technology Fund, Inc., September 30, 2000

FINANCIAL HIGHLIGHTS (concluded)
                                                                                              Class D
The following per share data and ratios have been derived from                For the Six      For the       For the Period
information provided in the financial statements.                             Months Ended    Year Ended    June 26, 1998++
                                                                             September 30,    March 31,       to March 31,
Increase (Decrease) in Net Asset Value:                                         2000++++       2000++++           1999
Per Share           Net asset value, beginning of period                      $     29.68    $     13.56      $    10.00
Operating                                                                     -----------    -----------     -----------
Performance:        Investment loss--net                                             (.12)          (.20)           (.07)
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net                          (3.29)         16.32            3.63
                                                                              -----------    -----------     -----------
                    Total from investment operations                                (3.41)         16.12            3.56
                                                                              -----------    -----------     -----------
                    Less distributions from realized gain on
                    investments--net                                                 (.82)            --              --
                                                                              -----------    -----------     -----------
                    Net asset value, end of period                            $     25.45    $     29.68     $     13.56
                                                                              ===========    ===========     ===========

Total Investment    Based on net asset value per share                            (11.49%)+++    118.88%           35.60%+++
Return:**                                                                     ===========    ===========     ===========


Ratios to Average   Expenses                                                        1.34%*         1.37%           1.50%*
Net Assets:                                                                   ===========    ===========     ===========
                    Investment loss--net                                            (.91%)*        (.98%)         (1.00%)*
                                                                              ===========    ===========     ===========

Data:Supplemental   Net assets, end of period (in thousands)                  $   464,388    $   473,672     $   115,110
                                                                              ===========    ===========     ===========
                    Portfolio turnover                                             39.38%         60.03%          49.72%
                                                                              ===========    ===========     ===========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Commencement of operations.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Global Technology Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation, and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).



Merrill Lynch Global Technology Fund, Inc., September 30, 2000


NOTES TO FINANCIAL STATEMENTS (continued)

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions to shareholders--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the administrative services necessary for the operation of the Fund. As compensation for its services to the Fund, MLIM receives monthly compensation at the annual rate of 1% of the average daily net assets of the Fund not exceeding $1 billion and
 .95% of the average net assets of the Fund in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund, in accordance with Rule 12b-1 under the Investment Fund Act of 1940, the Fund pays the Distributor an ongoing account maintenance fee and distribution fee. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                           Account      Distribution
                                       Maintenance Fee      Fee

Class B                                      .25%           .75%
Class C                                      .25%           .75%
Class D                                      .25%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended September 30, 2000, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                       FAMD              MLPF&S

Class A                               $ 1,502           $ 11,674
Class D                               $33,414           $498,085


For the six months ended September 30, 2000, MLPF&S received contingent deferred sales charges of $1,139,852 and $72,717 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $104,989 and $41,779 relating to transactions subject to front-end sales charge waivers in Class A and Class D Shares, respectively.

In addition, MLPF&S received $158,838 in commissions on the execution of portfolio security transactions for the Fund for the six months ended September 30, 2000.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLIM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended September 30, 2000 were $1,452,928,664 and $1,357,306,538, respectively.

Net realized gains (losses) for the six months ended September 30, 2000 and net unrealized gains as of September 30, 2000 were as follows:

                                    Realized       Unrealized
                                 Gains (Losses)      Gains

Long-term investments            $  46,222,154   $1,405,316,567
Short-term investments                  (5,689)              --
                                 -------------   --------------
Total                            $  46,216,465   $1,405,316,567
                                 =============   ==============


As of September 30, 2000, net unrealized appreciation for Federal income tax purposes aggregated $1,405,316,567, of which $1,568,339,026 related to appreciated securities and $163,022,459 related to depreciated securities. The aggregate cost of investments at September 30, 2000 for Federal income tax purposes was $2,321,181,179.


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $241,040,132 and $1,472,496,394 for the six months ended
September 30, 2000 and the year ended March 31, 2000, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months                      Dollar
Ended September 30, 2000              Shares           Amount

Shares sold                         7,351,380    $  185,631,098
Shares issued to shareholders
in reinvestment of
distributions                         972,445        24,787,634
                                 ------------    --------------
Total issued                        8,323,825       210,418,732
Shares redeemed                    (4,559,052)     (116,355,493)
                                 ------------    --------------
Net increase                        3,764,773    $   94,063,239
                                 ============    ==============


Class A Shares for the Year                            Dollar
Ended March 31, 2000                  Shares           Amount

Shares sold                        15,778,965    $  356,655,626
Shares issued resulting from
reorganization                     15,458,403       265,325,151
                                 ------------    --------------
Total issued                       31,237,368       621,980,777
Shares redeemed                    (5,644,318)     (119,410,571)
                                 ------------    --------------
Net increase                       25,593,050    $  502,570,206
                                 ============    ==============



Class B Shares for the Six Months                      Dollar
Ended September 30, 2000              Shares           Amount

Shares sold                         8,489,412    $  214,176,941
Shares issued to shareholders
in reinvestment of
distributions                       2,003,672        50,191,988
                                 ------------    --------------
Total issued                       10,493,084       264,368,929
Automatic conversion of
shares                            (1,460,354)      (36,958,129)
Shares redeemed                    (7,030,777)     (176,406,862)
                                 ------------    --------------
Net increase                        2,001,953    $   51,003,938
                                 ============    ==============


Merrill Lynch Global Technology Fund, Inc., September 30, 2000


NOTES TO FINANCIAL STATEMENTS (concluded)


Class B Shares for the Year                            Dollar
Ended March 31, 2000                  Shares           Amount

Shares sold                        31,594,024    $  677,564,514
Shares issued resulting from
reorganization                     14,980,153       253,904,256
                                 ------------    --------------
Total issued                       46,574,177       931,468,770
Automatic conversion of
shares                               (906,601)      (20,582,538)
Shares redeemed                   (11,267,504)     (227,509,960)
                                 ------------    --------------
Net increase                       34,400,072    $  683,376,272
                                 ============    ==============


Class C Shares for the Six Months                      Dollar
Ended September 30, 2000              Shares           Amount

Shares sold                         2,484,871    $   62,665,173
Shares issued to shareholders
in reinvestment of
distributions                         417,191        10,450,637
                                 ------------    --------------
Total issued                        2,902,062        73,115,810
Shares redeemed                    (1,441,325)      (36,080,046)
                                 ------------    --------------
Net increase                        1,460,737    $   37,035,764
                                 ============    ==============


Class C Shares for the Year                            Dollar
Ended March 31, 2000                  Shares           Amount

Shares sold                         7,405,146    $  161,331,051
Shares issued resulting from
reorganization                      1,014,152        17,187,596
                                 ------------    --------------
Total issued                        8,419,298       178,518,647
Shares redeemed                    (2,619,220)      (52,392,456)
                                 ------------    --------------
Net increase                        5,800,078    $  126,126,191
                                 ============    ==============


Class D Shares for the Six Months                      Dollar
Ended September 30, 2000              Shares           Amount

Shares sold                         2,388,899    $   60,536,592
Automatic conversion of
shares                              1,439,633        36,958,129
Shares issued to shareholders
in reinvestment of
distributions                         485,610        12,329,637
                                 ------------    --------------
Total issued                        4,314,142       109,824,358
Shares redeemed                    (2,027,366)      (50,887,167)
                                 ------------    --------------
Net increase                        2,286,776    $   58,937,191
                                 ============    ==============


Class D Shares for the Year                            Dollar
Ended March 31, 2000                  Shares           Amount

Shares sold                         7,043,063    $  157,761,514
Automatic conversion of
shares                                896,480        20,582,538
Shares issued resulting from
reorganization                      2,596,925        44,435,997
                                 ------------    --------------
Total issued                       10,536,468       222,780,049
Shares redeemed                    (3,067,065)      (62,356,324)
                                 ------------    --------------
Net increase                        7,469,403    $  160,423,725
                                 ============    ==============


5. Short-Term Borrowings:
On December 3, 1999, the Fund, along with certain other funds managed by MLIM and its affiliates, entered into a $1,000,000,000 credit agreement with Bank of America, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank of America, N.A. The Fund did not borrow under the facility during the six months ended September 30, 2000.

6. Capital Loss Carryfoward:
At March 31, 2000, the Fund had a net capital loss carryfoward of approximately $2,832,000, all of which expires in 2006. This amount will be available to offset like amounts of any future taxable gains.



OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Robert C. Doll, Jr., Senior Vice President
Paul G. Meeks, Senior Vice President and
  Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Robert E. Putney, III, Secretary

Custodian
Brown Brothers Harriman &Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863